SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                                April 27, 1999
              ------------------------------------------------
              Date of Report (Date of Earliest Event Reported)

                   Starwood Hotels & Resorts Worldwide, Inc.
    ----------------------------------------------------------------------
    (Exact Name of Registrant as Specified in its Organizational Documents)

           Maryland                      1-7959             52-1193298
  ---------------------------          ------------     -------------------
 (State or Other Jurisdiction          (Commission        (IRS Employer
      of Incorporation)                File Number)     Identification No.)

                             777 Westchester Avenue
                         White Plains, New York 10604
             -----------------------------------------------------
             (Address of Principal Executive Offices and Zip Code)

                                (914) 640-8100
            -----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

                           Starwood Hotels & Resorts
             -------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

       Maryland                          1-6828          52-0901263
 (State or Other Jurisdiction              (Commission    (IRS Employer
   of Incorporation)  File Number) Identification No.)

                             777 Westchester Avenue
                         White Plains, New York 10604
            ----------------------------------------------------
           (Address of Principal Executive Offices and Zip Code)

                                (914) 640-8100
            ---------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
       ------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



 ITEM 5.  OTHER EVENTS.

      On April 27, 1999, Starwood Hotels & Resorts Worldwide, Inc. entered into a Stock Purchase Agreement, together with ITT Sheraton Corporation, Starwood Canada Corp., Caesars World, Inc., Sheraton Desert Inn Corporation, Sheraton Tunica Corporation and Park Place Entertainment Corporation to sell (a) all of the issued and outstanding common stock of Caesars World, Inc. and Sheraton Tunica Corporation and (b) Starwood Canada Corp.'s partnership interests in Metropolitan Entertainment Group to Park Place Entertainment Corporation for approximately $3.0 billion. The sale is expected to close in the fourth quarter of 1999, and is subject to the satisfaction of various conditions, including but not limited to obtaining certain regulatory approvals. The joint press release announcing that the Stock Purchase Agreement was entered into is included as Exhibit 99.1 hereto and is incorporated herein by reference.

 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      (a)  Financial statements of business acquired:

           Not applicable


      (b)  Pro forma financial statements:

           Not applicable


      (c)  Exhibits.

      99.1 Joint Press Release of Park Place Entertainment and Starwood Hotels & Resorts Worldwide, Inc. issued April 27, 1999.


                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  May 7, 1999
                          STARWOOD HOTELS & RESORTS
                          WORLDWIDE, INC.

                          By:  /s/ THOMAS C. JANSON, JR.
                             -------------------------------------------
                             Thomas C. Janson, Jr.
                             Executive Vice President, General Counsel
                             and Secretary




                          STARWOOD HOTELS AND RESORTS

                          By:  /s/ THOMAS C. JANSON, JR.
                             -------------------------------------------
                             Thomas C. Janson, Jr.
                             Vice President, General Counsel
                             and Assistant Secretary



                               Exhibit Index

 Exhibit   Description

 99.1 Joint Press Release of Park Place Entertainment and Starwood Hotels & Resorts Worldwide, Inc. issued April 27, 1999.